Fees Summary	Jan. 14, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	6,958.84
Total Transaction Valuation	50,389,853.64
Total Offset Amount	0.00
Net Fee	$ 6,958.84